                                                                       March 1, 2016

STRATEGIC FUNDS, INC.

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Summary Prospectus
and Statutory Prospectus
dated April 1, 2015

The following information supplements and supersedes any contrary information contained in the fund's prospectus:

Pursuant to the terms of the Sub-Investment Advisory Agreement between The Dreyfus Corporation (“Dreyfus”) and Iridian Asset Management LLC ("Iridian"), a subadviser to the fund, Iridian duly provided notice of termination of its services under the Sub-Investment Advisory Agreement, effective on April 30, 2016 (the "Effective Date").

The portion of the assets of the fund under Iridian’s management will be allocated to certain of the fund's seven other sub-advisers, as determined by the Portfolio Allocation Manager.  The new target percentage of the fund's assets to be allocated to the sub-advisers by the Effective Date will be 20% to Channing Capital Management, 10% to Eastern Shore Capital Management, 15% to Neuberger Berman Management LLC, 10% to Kayne Anderson Rudnick Investment Management, 10% to Lombardia Capital Management, 15% to Thompson Siegel & Walmsley LLC, and 20% to Walthausen & Company, LLC.  It is anticipated that the re-allocation of Iridian’s assets under management will be completed before the Effective Date.

6246S0316